        WESTERN OHIO FINANCIAL CORPORATION AND SUBSIDIARIES

      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As discussed elsewhere herein, the Company completed its acquisition of Mayflower Financial Corporation on March 29, 1996 pursuant to an Agreement and Plan of Reorganization dated as of August 29, 1995. Each shareholder of Mayflower received $28.50 in cash for each share of Mayflower held.

The acquisition has been accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values. The results of Mayflower's operations will be included in the Company's consolidated financial statements from the date of acquisition.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro forma") on the Company's financial position and results of operations. The pro forma condensed consolidated statement of financial condition as of December 31, 1995 is derived from the audited historical statement of financial condition of the Company as of that date provided previously, and on the unaudited statement of financial condition of Mayflower as of that date presented elsewhere herein. It assumes the acquisition took place on December 31, 1995. The condensed consolidated statement of income for the year ended December 31, 1995 is derived from the audited historical statement of income for the Company previously provided and the unaudited historical statements of income for Mayflower for the six months ended December 31, 1994 and 1995 and the audited historical statement of income for Mayflower for the year ended June 30, 1995 provided previously. The unaudited financial statements of Mayflower, in the opinion of Mayflower's management, include all adjustments, consisting only of normal recurring accruals, necessary for the fair presentation of the results of operations. The consolidated statement of income assumes that the acquisition took place on January 1, 1995.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of future operations.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Mayflower previously provided.

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




     WESTERN OHIO FINANCIAL CORPORATION AND SUBSIDIARIES
     PROFORMA CONDENSED STATEMENT OF FINANCIAL CONDITION
                      DECEMBER 31, 1995
                        (In Thousands)
                          (unaudited)


                                Mayflower   Western     Purchase     Pro
                                Financial     Ohio       Acct.    Forma As
                                  Corp.    Fin. Corp.     Adj.    Adjusted
                                --------   ----------  --------  ---------


                  Assets
                  ------

Cash and cash equivalents       $    774    17,605    (9,998)(1)   8,381
Investment securities
 available for sale                2,255    12,039                14,294
Mortgage-backed securities
 available for sale               14,867    45,719                60,586
Certificates of deposit in
 other financial institutions        691         -                   691
Loans receivable - net            31,195   150,476       (80)(1) 181,591
Office premises and
 equipment - net                     122     2,542       396 (1)   3,060
Real estate acquired through
 foreclosure -net                     56         -                    56
Federal Home Loan Bank stock
 - at cost                           471     1,602                 2,073
Accrued interest receivable          302       691                   993
Investment in joint venture            -        20                    20

Federal income taxes:
  Prepaid                             41        92                   133
Prepaid expense and other assets      55       601       (22)(1)
                                                        (102)(1)     532
Core deposit intangible                                  945 (1)     945
Goodwill                                               2,425 (1)   2,425
                                --------   -------    -------    -------
    Total Assets                $ 50,829   231,387    (6,436)    275,780
                                ========   =======    =======    =======


             Liabilities and Stockholders' Equity
             ------------------------------------


Liabilities:

Deposits                        $ 40,868   139,129       160 (1) 180,157
Federal Home Loan Bank advances    2,950    31,528       (18)(1)  34,460
Advances by borrowers for taxes
 and insurance                       152       283                   435
Accrued interest and
 other liabilities                   168       518                   686
Deferred Federal income taxes         61       261        52 (1)     374
                                --------   -------    -------    -------
Total liabilities                 44,199   171,719       194     216,112
                                --------   -------    -------    -------
Stockholders' Equity               6,630    59,668    (6,630)(1)  59,668
                                --------   -------    -------    -------
Total Liabilities and
   Stockholders' Equity         $ 50,829   231,387    (6,436)    275,780
                                ========   =======    =======    =======

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


     WESTERN OHIO FINANCIAL CORPORATION AND SUBSIDIARIES
           PROFORMA CONDENSED INCOME STATEMENT
              YEAR ENDED DECEMBER 31, 1995
         (In Thousands except per share data)
                  (unaudited)

                         Mayflower Financial Corporation
                       ---------------------------------------   West. Ohio Purchase   Pro
                       Year Ended  Six Months Ended  Year Ended  Fin. Corp.   Acctg  Forma As
                         6/30/95  12/31/94  12/31/95  12/31/95    12/31/95     Adj.  Adjusted
                       ---------  --------  --------  --------   ---------  -------- --------

Interest income
 Loans                  $  2,778     1,373     1,420     2,825     9,942      23 (3) 12,790
 Mortgage-backed
  securities                 834       404       445       875     2,876              3,751
 Investment securities       145        71        77       151       833                984
 Interest-bearing
  deposits and other          63        31        31        63     1,158    (587)(4)    634
                        --------   -------   -------   -------   -------  -------  --------
  Total interest income    3,820     1,879     1,973     3,914    14,809    (564)    18,159
                        --------   -------   -------   -------   -------  -------  --------

Interest Expense
 Deposits                  1,967       963     1,097     2,101     6,241     (80)(3)  8,262
 Borrowings                  200        44       127       283       793      12 (3)  1,088
                        --------   -------   -------   -------   -------  -------  --------
    Total interest
     expense               2,167     1,007     1,224     2,384     7,034     (68)     9,350
                        --------   -------   -------   -------   -------  -------  --------

    Net interest income    1,653       872       749     1,530     7,775    (496)     8,809

Provision for losses on
 loans                        55        35         -        20         6                 26
                        --------   -------   -------   -------   -------  -------  --------

    Net interest income
     after provision
     for losses on loans   1,598       837       749     1,510     7,769              8,783
                        --------   -------   -------   -------   -------  -------  --------

Other income
 Gain on sale of
  investment securities        -         -         -         -      1207              1,207
 Gain from termination
  of benefit plans             -         -         -         -       681                681
 Other operating              62        20        12        54        92                146
                        --------   -------   -------   -------   -------  -------  --------
    Total other income        62        20        12        54     1,980              2,034
                        --------   -------   -------   -------   -------  -------  --------

 TOTAL INCOME              1,660       857       761     1,564     9,749    (496)    10,817
                        --------   -------   -------   -------   -------  -------  --------

General, administrative
 and other expense
 Employee compensation
 and benefits                583       271       268       580     2,615     (83)(6)  3,112
 Occupancy and equipment     125        57        63       131       579       5 (3)
                                                                             (68)(6)    647
 Federal deposit
 insurance premiums          104        54        47        97       277                374
 Franchise taxes              91        49        42        84       797                881
 Amortization of intangibles   -         -         -         -         -     293 (3)    293
 Merger related expense        -         -        83        83         -     (83)(2)      0
 Other operating             223       141        78       160     1,081     151 (6)
                                                                              (7)(3)  1,385
                        --------   -------   -------   -------   -------  -------  --------
    Total general,
     administrative
     and other expense     1,126       572       581     1,135     5,349     208      6,692
                        --------   -------   -------   -------   -------  -------  --------

Earnings before income tax   534       285       180       429     4,400    (704)     4,125

Federal Income Taxes         182        97        61       146     1,507    (140)(5)  1,513
                        --------   -------   -------   -------   -------  -------  --------

NET EARNINGS            $    352       188       119       283     2,893    (564)     2,612
                        ========   =======   =======   =======   =======  =======  ========

Earnings per Common Share                                          $1.18               1.07
                                                                   =====               ====

Weighted Average Number
 of Common Shares Outstanding                                  2,452,495          2,452,495
                                                               =========          =========


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


     WESTERN OHIO FINANCIAL CORPORATION AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                          (IN THOUSANDS)
                             UNAUDITED


1.   Basis of presentation

     Reference is made to the "introduction" on page 1.

2.   Pro forma adjustments

     The pro forma adjustments to the condensed consolidated statement of financial condition are as follows:

     (1) To reflect the acquisition of Mayflower and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Mayflower are as follows (in thousands):



     Components of purchase price:
       Cash paid to shareholders                        $   9,998
       Acquisition expenses incurred by purchaser             102
                                                         --------
           Total purchase price                            10,100


     Allocation of purchase price:
       Stockholders' equity of Mayflower                  (6,630)
       Recognition of fair values:
           Premises and equipment                           (396)
           Federal Home Loan Bank advances                   (18)
           Loans                                              80
           Other assets - (organization expense)              22
           Deposits                                          160
           Core deposit intangible                          (945)
        Deferred taxes on fair value adjustments
         other than core deposit intangibles                  52
                                                         --------
        Other goodwill                                 $   2,425
                                                         ========

The pro forma adjustments to the condensed consolidated statement of income are as follows:

  (2) To eliminate merger-related expenses of seller          83

  (3) To amortize purchase price adjustments as follows:
       Premises and equipment over 39 years                    5
       Federal Home Loan Bank                                 12
       Core deposit intangible over 10
        years and other goodwill over 20 years               293
       Loans                                                 (23)
       Organization expenses                                  (7)
       Deposits                                              (80)

  (4) To eliminate interest income on money used
      for acquisition at average Federal Funds rate          587

  (5) To adjust tax expense to reflect the income
      tax effects at the Company's effective tax
      rate (after consideration of the non-deductibility     140
      of the amortization of the goodwill) of the
      pro forma adjustments to income before taxes.

  (6) To reclassify for comparability.

/TABLE>
